UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                     Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

NortonLifeLock Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Schedule 14A filing relates to the proposed combination of Avast PLC, a company incorporated in England and Wales (“Avast”) with NortonLifeLock Inc., a Delaware corporation (“NortonLifeLock” or the “Company”) in the form of a recommended offer by Nitro Bidco Limited, a company incorporated in England and Wales and a wholly-owned subsidiary of the Company, for the entire issued and to be issued ordinary share capital of Avast.

The following communication was distributed by the Company on August 12, 2021 and is filed herewith:

•	Employee Q&A

NortonLifeLock Employee Q&A

1.	What did NortonLifeLock announce?

•	We reached an agreement on the terms of a recommended merger of NortonLifeLock with Avast, a leading global cybersecurity provider.

2.	Who is Avast and why are we merging with them?

•	Avast is a leading global cybersecurity provider, offering both free and paid-for products to empower digital citizens with a safer online experience. They are based in Prague, Czech Republic.

•	We believe the merger has the potential to deliver substantial benefits to consumers, shareholders and other stakeholders, including employees.

•	The merger:

−	Accelerates our transformation of consumer Cyber Safety with over 500 million users;

−	Combines Avast's strength in privacy and NortonLifeLock's strength in identity, creating a broad and complementary product portfolio, beyond core security and towards adjacent trust-based solutions;

−	Strengthens geographic diversification and expands into the SOHO / VSB segments;

−	Unlocks significant value creation through cost synergies, with additional upside potential from new reinvestment capacity for innovation and growth;

−	Brings together two strong and highly experienced consumer-focused management teams.

3.	When is the merger expected to close?

•	The transaction is expected to close in mid-calendar 2022, pending regulatory and shareholder approvals and customary closing conditions.

4.	Will we be keeping our headquarters in Tempe, Arizona?

•	Yes. The combined company is expected have dual headquarters located in Prague, Czech Republic and Tempe, Arizona, USA.

5.	Who will lead the combined company? Will there be any changes to the leadership team or NortonLifeLock’s Board of Directors?

•	Following completion of the merger, Vincent will be the CEO of the combined company. Natalie will serve as CFO. Additionally, Avast’s CEO, Ondřej Vlček is expected to join NortonLifeLock as President and become a member of the NortonLifeLock Board of Directors. Pavel Baudiš, a co-founder of Avast, is also expected to join the NortonLifeLock Board as an Independent Director.

6.	What does this mean for us? How will this change our daily business?

•	From now and until after the deal closes in mid-calendar 2022, it will be business as usual. We will continue to operate as separate companies, and it is essential that we remain focused on our day-to-day responsibilities and continue to deliver for our customers and business partners.

7.	How will combining with Avast benefit NortonLifeLock employees?

•	Once the transaction closes, employees of both companies will benefit from being part of an industry leader with greater scale, a broad product portfolio and increased resources for innovation and growth.

•	This means more personal and professional opportunities for employees to grow their careers, develop new skills and strengthen our relationships with our customers and partners.

•	Culturally, Avast also shares our vision and values of empowering people to live their digital lives safely.

•	Together, our companies will create a new, industry leading consumer Cyber Safety business, leveraging the technical expertise and innovation of both groups to deliver substantial benefits to consumers, shareholders and other stakeholders, including employees.

8.	How will we integrate Avast?

•	NortonLifeLock intends to approach integration with the aim of retaining and motivating the best talent and structure across the combined company.

•	We are committed to keeping you informed throughout the integration process.

9.	Will there be role eliminations?

•	We intend to take a ‘best of both’ approach to integration.

•	Our preliminary evaluation work to identify potential synergies suggests there will be some duplication between the two businesses’ management, shared services, product and commercial functions.

•	Based on NortonLifeLock’s preliminary evaluation, the synergy plan suggests a potential headcount reduction of approximately 25% of the total combined company workforce across all geographies, and from a broad range of job categories.

•	However, it’s important to keep in mind that it will be business as usual until after the transaction closes, which is expected to happen in mid-calendar 2022.

10.	Can I contact people at Avast in the context of my work?

•	No. Until the close of the transaction, it is important that NortonLifeLock and Avast continue to operate as separate companies.

•	There are legal restrictions on communications during the transaction so you should not engage with Avast.

11.	Can we talk about the transaction? What about on social media?

•	No. The U.S. Securities and Exchange Commission and UK regulators have very strict rules about employees communicating about a potential merger. You should not discuss or respond to discussions on social media or otherwise.

•	Per NortonLifeLock’s company policy, please contact Spring Harris at Spring.Harris@NortonLifeLock.com immediately should you receive media inquiries or related questions from the press on the announcement.

12.	How should I talk to customers/partners about this?

•	We are distributing materials for external-facing employees to use with customers and partners, including letters and a Q&A.

13.	I read that our company name will change as part of the merger. Is that true?

•	It is expected that a process will be undertaken to determine the post-merger name of the combined company to ensure that it best reflects our strategic vision of expanding our Cyber Safety platform with trust-based solutions and broad global prospects

•	We are excited to bring you along on that journey and we are committed to keeping you informed and communicating more details as progress is made in the coming weeks and months.

14.	If I have more questions, where should I go?

•	We have launched a dedicated website, which will be updated regularly, with more information on the combination.

•	We are restricted from being able to give any more information, at this stage, but we will update you in due course, as appropriate.

15.	What if I’m approached by media about this transaction?

•	Please refrain from engaging in any speculation about this matter, especially with people outside of NortonLifeLock or over social media

•	Per company policy, if you are contacted by a reporter or anyone outside the company for comment, please forward them to Spring Harris or Press@NortonLifeLock.com.

Forward-Looking Statements

This communication (including information incorporated herein by reference) contains certain forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects, (ii) business and management strategies and the expansion and growth of the operations of NortonLifeLock or Avast, and (iii) the effects of government regulation on the business of NortonLifeLock or Avast. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such factors include the possibility that the merger will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the merger (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the enlarged group to realize successfully any anticipated synergy benefits when (and if) the merger is implemented, the inability of the enlarged group to integrate successfully NortonLifeLock’s and Avast’s operations when (and if) the merger is implemented and the enlarged group incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the merger when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of NortonLifeLock’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this communication.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Schedule 14A. All subsequent oral or written forward-looking statements attributable to NortonLifeLock, Avast or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. NortonLifeLock does not assume any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this communication is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the merger or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this Schedule 14A is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the merger are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The merger will be made solely by means of the scheme document to be published by Avast in due course, or (if applicable) pursuant to an offer document to be published by NortonLifeLock, which (as applicable) would contain the full terms and conditions of the merger. Any decision in respect of, or other response to, the merger, should be made only on the basis of the information contained in such document(s). As explained below, if NortonLifeLock ultimately seeks to implement the merger by way of a takeover offer, that offer will be made in compliance with applicable US laws and regulations.

Important additional information will be filed with the SEC

In connection with the merger, NortonLifeLock is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, NortonLifeLock’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT AND/OR OFFER DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. NortonLifeLock’s shareholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. NortonLifeLock shareholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents (when available) by directing a written request to NortonLifeLock, 60 E. Rio Salado Parkway Suite 1000, Tempe, AZ (Attention: Investor Relations), or from NortonLifeLock’s website at https://investor.nortonlifelock.com.

Participants in the solicitation

NortonLifeLock and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of NortonLifeLock in respect of the merger contemplated by the scheme document and/or offer document (as referred to above). Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of NortonLifeLock in connection with the proposed merger, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the scheme document or offer document (as applicable) when it is filed with the SEC. Information regarding NortonLifeLock’s directors and executive officers is contained in NortonLifeLock’s Annual Report on Form 10-K for the fiscal year ended April 2, 2021 filed with the SEC.